UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under ss.240.14a-12

                              Savoy Resources Corp.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)


                              ---------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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
________________________________________________________________________________

                              SAVOY RESOURCES CORP.
                           1008 North Timberline Road
                          Fort Collins, Colorado 80525

                                                              September 22, 2008

Dear Stockholder of Savoy Resources Corp.:

     You are cordially invited to attend a special meeting of the stockholders (the "Special Meeting") of Savoy Resources Corp. ("Savoy") relating to the matters described below, which will be held at 10:00 a.m., Eastern time, on October 29, 2008 at the Grand Hyatt Hotel located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017.

     At this important meeting, you will be asked to consider and act upon the following matters:

     o A proposal to approve an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 shares of common stock, $0.001 par value per share, to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase our authorized shares of preferred stock from 10,000,000 shares of preferred stock, $0.01 par value per share, to 100,000,000 shares of preferred stock, $0.01 par value per share--we refer to this matter as the increase in authorized stock proposal; and

     o Such other matter(s) as may be properly called for consideration at the Special Meeting.

     The approval of the increase in authorized stock proposal requires the affirmative vote in person or by proxy by holders of record on the record date of at least a majority of all outstanding shares of our common stock.

     Mr. Arthur V. Johnson, the sole member of the board of directors of Savoy, has agreed to vote the 18,274,271 shares of common stock of Savoy held by him on the record date, representing an aggregate of approximately 18.27% of the outstanding shares of common stock of Savoy, "FOR" the adoption of the increase in authorized stock proposal. Mr. Johnson has determined that the increase in authorized stock proposal is in the best interests of Savoy's stockholders. He recommends that you vote or give instruction to vote "FOR" the adoption of the increase in authorized stock proposal.

     Attached are a Notice of Special Meeting of Stockholders and a Proxy Statement containing detailed information about the increase in authorized stock proposal. The purpose of increasing our authorized shares of common and preferred stock is to make available a sufficient number of shares of common and/or preferred stock and/or securities convertible into common and/or preferred stock for issuance pursuant to existing agreements, to acquire two South African gold mines and a processing plant and to reserve shares of common stock for issuance upon the conversion of outstanding notes and the exercise of outstanding warrants and options, as described in the attached Proxy Statement. Savoy proposes to issue, in a transaction that does not require approval of our stockholders, a portion of the available shares of our common and/or preferred stock to acquire a mining operation in South Africa that includes two profitable, operating gold mines that feed one central production plant. The production plant has a processing capacity of 20,000 tons of ore per month. Management estimates, without assurance, that there are 1.2 million mineable ounces of gold in the two mines. Once in full production, the mines will be supplying approximately 15,000 tons of ore with an average grade of 3.5 grams of gold per ton at an estimated cost of $500 per ounce. This translates into production of 1,600 ounces of gold per month.

     Your vote is important. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote by proxy. You can vote by proxy by mail or by telephone as instructed on the proxy card that you received. If you are a stockholder of record of common stock of Savoy, you may also cast your vote in person at the Special Meeting. If you attend the Special Meeting, you may vote in person even if you have previously voted by proxy. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or obtain from your broker or bank a written proxy that will allow you to vote your shares according to your wishes. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be counted as being voted "against" approval of the increase in authorized stock proposal.

     I look forward to seeing you at the meeting.

                            Sincerely,


                            Arthur V. Johnson,
                            President, Chief Executive Officer and Director

                              SAVOY RESOURCES CORP.
                           1008 North Timberline Road
                          Fort Collins, Colorado 80525
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         to be held on October 29, 2008


To the Stockholders of Savoy Resources Corp:

     NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the "Special Meeting"), including any adjournment(s) or postponement(s) thereof, of Savoy Resources Corp., a Colorado corporation ("Savoy"), will be held at 10:00 a.m., Eastern time, on October 29, 2008 at the Grand Hyatt Hotel located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017 for the following purposes:

     o To consider and act upon a proposal to approve an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 shares of common stock, $0.001 par value per share, to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase our authorized shares of preferred stock from 10,000,000 shares of preferred stock, $0.01 par value per share, to 100,000,000 shares of preferred stock, $0.01 par value per share--we refer to this matter as the increase in authorized stock proposal; and

     o To consider and act upon such other matter(s) as may be properly called for consideration at the Special Meeting.

     The increase in authorized stock proposal is described in detail in the attached Proxy Statement, which forms a part of this Notice of Special Meeting of Stockholders. We encourage you to read the Proxy Statement in its entirety before voting. The purpose of increasing our authorized shares of common and preferred stock is to make available a sufficient number of shares of common and/or preferred stock and/or securities convertible into common and/or preferred stock for issuance pursuant to existing agreements, to acquire two South African gold mines and a processing plant and to reserve shares of common stock for issuance upon the conversion of outstanding notes and the exercise of outstanding warrants and options, as described in the attached Proxy Statement. Savoy proposes to issue, in a transaction that does not require approval of our stockholders, a portion of the available shares of common and/or preferred stock to acquire a mining operation in South Africa that includes two profitable, operating gold mines that feed one central production plant. The production plant has a processing capacity of 20,000 tons of ore per month. Management estimates, without assurance, that there are 1.2 million mineable ounces of gold in the two mines. Once in full production, the mines will be supplying approximately 15,000 tons of ore with an average grade of 3.5 grams of gold per ton at an estimated cost of $500 per ounce. This translates into production of 1,600 ounces of gold per month.

     The board of directors has fixed the close of business on September 30, 2008 as the record date for the determination of the holders of our common stock entitled to notice of, and to vote at, the Special Meeting. Only holders of record of the common stock of Savoy at the close of business on that date are entitled to receive notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof. A list of stockholders entitled to vote as of the record date at the Special Meeting will be open to the examination of any stockholder of Savoy, for any purpose germane to the Special Meeting, during ordinary business hours for a period of ten calendar days before the Special Meeting at Savoy's offices located at 1008 North Timberline Road, Fort Collins, Colorado, and at the time and place, and for the duration, of the Special Meeting.

     Your vote is important. Please vote by proxy as soon as possible either by telephone or by signing, dating and returning your proxy card, to make certain that your shares are represented at the Special Meeting. If you are a stockholder of record of common stock of Savoy, you may also cast your vote in person at the Special Meeting. If you attend the Special Meeting, you may vote in person even if you have previously voted by proxy. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or obtain from your broker or bank a written proxy that will allow you to vote your shares according to your wishes. Abstentions, broker non-votes and a failure to vote in person or by proxy could result in a lack of quorum and will have the same effect as a vote "against" approval of the increase in authorized stock proposal if a quorum is otherwise present.

     Mr. Arthur V. Johnson, the sole member of Savoy's board of directors, recommends that you vote "FOR" the adoption of the increase in authorized stock proposal.

     Under our Amended and Restated Articles of Incorporation, the increase in authorized stock proposal must be approved by affirmative vote in person or by proxy by holders of record on the record date of at least a majority of all outstanding shares of our common stock. If you do not appear at the Special Meeting in person or by proxy, or if you abstain by appearing in person and not voting or by voting by proxy with an instruction to abstain on the increase in authorized stock proposal, or if your shares are held in street name and you do not vote or instruct your broker or bank how to vote, your shares will be counted as being voted "against" approval of the increase in authorized stock proposal. Your failure to vote at the Special Meeting in person or by proxy on the increase in authorized stock proposal will have the same effect as voting against the proposal.

                                By Order of the Board of Directors,

                                Arthur V. Johnson,
                                President, Chief Executive Officer and Director

Dated:  September 22, 2008

                              SAVOY RESOURCES CORP.
                           1008 North Timberline Road
                          Fort Collins, Colorado 80525

                                PROXY STATEMENT
                                September 22, 2008

                         SPECIAL MEETING OF STOCKHOLDERS
                                 October 29, 2008

     We are furnishing you with this Proxy Statement in connection with the solicitation of proxies on behalf of the sole member of the board of directors of Savoy Resources Corp. ("Savoy," the "company," "we," "us" or "our") to be voted at the special meeting of the stockholders (the "Special Meeting") of Savoy to be held on October 29, 2008, or any adjournment(s) or postponement(s) thereof. This Proxy Statement, the Notice of Special Meeting of Stockholders and the accompanying Revocable Proxy are first being made available to the stockholders of Savoy on or about October 1, 2008. We sometimes refer to the sole member of our board of directors as the "board."

     Neither the Securities and Exchange Commission nor any state securities commission has determined whether this Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS



Page

Questions and Answers About the Increase in Authorized Stock Proposal......... 8
Summary of the Proxy Statement............................................... 13
Market Price for Common Stock and Dividends.................................. 15
The Savoy Special Meeting.................................................... 19
The Increase in Authorized Stock Proposal.................................... 22
Security Ownership of Certain Beneficial Owners and Management............... 30
Executive Compensation....................................................... 33
Quotation of Common Stock.................................................... 33
Transfer Agent and Registrar................................................. 33
Where You Can Find More Information.......................................... 33
Appendix A - Increase in Authorized Stock
Proposal--Proposed Text of Articles of Amendment to Amended
   and Restated Articles of Incorporation.................................... 35
Appendix B - Form of Revocable Proxy......................................... 38

                           QUESTIONS AND ANSWERS ABOUT
                    THE INCREASE IN AUTHORIZED STOCK PROPOSAL

Q.   Why am I receiving these materials?

     A. Our board has delivered these materials to you in connection with the solicitation by the board of proxies for use at the Special Meeting of stockholders, which will take place on October 29, 2008. Our stockholders are invited to attend the Special Meeting and are requested to vote on the increase in authorized stock proposal described in this Proxy Statement.

Q.   What is included in these materials?

     A. These materials include:

     o    Letter to the stockholders of Savoy;

     o Notice of Special Meeting of stockholders to be held on October 29, 2008;

     o Proxy Statement in connection with the solicitation of proxies on behalf of the board; and

     o    Revocable Proxy.

These materials also include the proxy card for the Special Meeting.

Q.   What matter(s) will be voted on at the Special Meeting?

     A. There is one proposal that you are being asked to vote on. The proposal is to approve an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 shares of common stock, $0.001 par value per share, to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase our authorized shares of preferred stock from 10,000,000 shares of preferred stock, $0.01 par value per share, to 100,000,000 shares of preferred stock, $0.01 par value per share. This proposal is called the "increase in authorized stock proposal."

Q. Does the Savoy board recommend voting in favor of the increase in authorized stock proposal?

     A. Yes. The board has determined that the proposed increase in Savoy's authorized shares of common stock from 100,000,000 to 1,000,000,000 shares of common stock and the proposed increase in our authorized shares of preferred stock from 10,000,000 to 100,000,000 shares of preferred stock are fair and in the best interests of Savoy and its stockholders. The board recommends that the Savoy stockholders vote "FOR" the increase in authorized stock proposal.

Q. Where are Savoy's principal executive offices located and what is Savoy's main telephone number?

     A. Savoy's principal executive offices are located at 1008 North Timberline Road, Fort Collins, Colorado 80525. Our telephone number is 011-27-11-807-1446.

Q.   Who is entitled to vote at the Special Meeting?

     A. Only holders of record of Savoy's common stock at the close of business on September 30, 2008 (the "Record Date") are entitled to receive notice of, to attend, and to vote at, the Special Meeting and any and all adjournments thereof. At the close of business on the Record Date, we had 100,000,000 shares of common stock outstanding, each of which is entitled to one vote on the matter(s) to be considered at the meeting. Warrant holders, option holders and note holders are not entitled to vote.

Q.   What shares are represented by the proxy card?

     A. If we delivered a proxy card for the Special Meeting to you, the proxy card represents all of the shares of common stock registered in your name with our transfer agent, Standard Registrar & Transfer Agency, Inc. A proxy card that is delivered by your broker, bank or other nominee represents the shares held by you in an account at that institution.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

         A. Stockholder of Record. If your shares of common stock are registered directly in your name with our transfer agent, Standard Registrar & Transfer Agency, Inc., you are considered the stockholder of record with respect to those shares and the Notice of Special Meeting of Stockholders was sent directly to you by Savoy.

         A. Beneficial Owner of Shares Held in Street Name. If your shares of common stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice of Special Meeting of Stockholders was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. You also have the right to obtain from your broker, bank or other organization a written proxy that will allow you to vote your shares in accordance with your wishes.

Q.   If I am a stockholder of record of Savoy's shares, how do I vote?

     A. If you are a stockholder of record, you may vote in person at the Special Meeting. We will distribute ballots to stockholders who attend the meeting.

     If you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy. You can vote by proxy by mail or by telephone.

Q.   If I am a beneficial owner of shares held in street name, how do I vote?

     A. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a valid, legal proxy from the organization that holds your shares. Otherwise, if your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

Q.   What happens if I do not give specific voting instructions?

     A. Stockholders of Record. If you are a stockholder of record and you do not give specific voting instructions when voting by telephone or when signing, dating and returning a proxy card, then the proxy holder will vote your shares "against" the matter presented in this Proxy Statement and "against" any other matters properly presented for consideration at the Special Meeting.

     B. Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and you do not provide the organization that holds your shares with specific voting instructions, under the rules of the Financial Industry Regulatory Authority ("FINRA," formerly the NASD), the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." When our Inspector of Election tabulates the votes "for" the increase in authorized stock proposal, broker non-votes will be counted for purposes of determining whether a quorum is present and will be counted as being voted "against" approval of the increase in authorized stock proposal. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided.

Q.   How are abstentions treated?

     A. Abstentions are counted for purposes of determining whether a quorum is present. For the purpose of determining whether the stockholders have approved the increase in authorized stock proposal, abstentions are treated as votes cast negatively and therefore have an effect on the outcome of the increase in authorized stock proposal to be voted on at the Special Meeting that requires the affirmative vote of a majority of all outstanding shares of our common stock. Abstentions only have an effect on the outcome of any matter being voted on at the Special Meeting that requires approval based on the total number of shares of our common stock outstanding. The increase in authorized stock proposal to be considered at the Special Meeting requires an affirmative vote based on the total shares outstanding.

Q.   Why is Savoy proposing the increase in authorized stock proposal?

     A. The purpose of increasing our authorized shares of common and preferred stock is to make available a sufficient number of shares of common and/or preferred stock and/or securities convertible into common and/or preferred stock for issuance pursuant to existing agreements, to acquire two South African gold mines and a processing plant and to reserve shares of common stock for issuance upon the conversion of outstanding notes and the exercise of outstanding warrants and options, as described herein. Savoy proposes to issue, in a transaction that does not require approval of our stockholders, a portion of the available shares of common and/or preferred stock to acquire a mining operation in South Africa that includes two profitable, operating gold mines that feed one central production plant. The production plant has a processing capacity of 20,000 tons of ore per month. Management estimates, without assurance, that there are 1.2 million mineable ounces of gold in the two mines. Once in full production, the mines will be supplying approximately 15,000 tons of ore with an average grade of 3.5 grams of gold per ton at an estimated cost of $500 per ounce. This translates into production of 1,600 ounces of gold per month.

Q.   What vote is required to adopt the increase in authorized stock proposal?

     A. If a quorum exists, the increase in authorized stock proposal must be approved by the affirmative vote of the holders of at least a majority of all of the shares of our common stock outstanding. The President, Chief Executive Officer and sole director of Savoy intends to vote all of his shares of common stock of Savoy, which represents 18.27% of the outstanding shares of Savoy common stock, in favor of this proposal.

Q. Will Savoy's common stock still be traded in the Pink Sheets after the increase in our authorized shares of common and preferred stock is accomplished?

     A. Yes. Our shares of common stock will continue to be traded in the Pink Sheets after the increase in our authorized shares of common stock and preferred stock is accomplished. Our trading symbol will not change following the increase in our authorized shares of common and preferred stock.

Q. If I am not going to attend the Savoy Special Meeting in person, should I vote by proxy instead?

     A. Yes. After carefully reading and considering the information contained in this document, please vote by proxy by mail or by telephone as instructed on the proxy card that you received as soon as possible, so that your shares may be represented at the Special Meeting.

Q. If I am going to attend the Special Meeting in person, should I vote by proxy?

     A. Yes. Even if you currently plan to attend the Special Meeting, we recommend that you also vote by proxy, either by telephone or by signing, dating and returning your proxy card, so that your vote will be counted if you later decide not to attend the meeting.

Q.   What do I do if I want to change my vote?

     A. You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again at a later date by telephone (only your latest telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

Q.   What constitutes a quorum?

     A. A quorum must be present in order for business to be conducted at the Special Meeting. A quorum consists of the holders of a majority of all of the shares of our common stock outstanding on the record date. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum exists. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained or broker non-votes, if you:

     o    Are present and vote in person at the meeting; or

     o Have voted by telephone or by properly submitting a proxy card or voting instruction form by mail.

     If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

Q.   Who will tabulate the vote?

     A. Our Legal and Commercial Administrator will tally the vote, which will be certified by her as Inspector of Election.

Q.   Am I entitled to appraisal rights?

     A. The increase in authorized stock proposal proposed by the board for consideration at the Special Meeting does not entitle stockholders to appraisal rights under the laws of the State of Colorado.

Q.   Who will pay for this proxy solicitation?

     A. Savoy will pay the costs of the solicitation of proxies. We must pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:

     o Forwarding the Notice of Special Meeting of Stockholders to beneficial owners;

     o Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

     o    Obtaining beneficial owners' voting instructions.

In addition to soliciting proxies by mail, our President/Chief Executive Officer and Legal and Commercial Administrator may solicit proxies on our behalf, without additional compensation, personally or by telephone or e-mail.

Q.   Who can help answer my questions?

     A.  Patricia Cudd, Legal and Commercial Administrator
         Savoy Resources Corp.
         1008 North Timberline Road
         Fort Collins, Colorado 80525
         (720) 257-2005


                         SUMMARY OF THE PROXY STATEMENT

     The following discusses in summary form selected information from this Proxy Statement, but does not contain all of the information that is important to you. The increase in authorized stock proposal is described in greater detail elsewhere in this document. You should carefully read this entire document, including the proposed Articles of Amendment to the Amended and Restated Articles of Incorporation attached as Appendix A to this Proxy Statement.

The Articles of Amendment to the Amended and Restated Articles of Incorporation

     We are proposing to amend Savoy's Amended and Restated Articles of Incorporation to increase the company's authorized shares of common stock from 100,000,000 shares of common stock, $0.001 par value per share, to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase its authorized shares of preferred stock from 10,000,000 shares of preferred stock, $0.01 par value per share, to 100,000,000 shares of preferred stock, $0.01 par value per share. As a result of the increases in our authorized shares of common and preferred stock, Savoy will have 900,000,000 authorized shares of common stock and 100,000,000 authorized shares of preferred stock available for issuance pursuant to existing agreements, to acquire two South African gold mines and a processing plant, to reserve for issuance upon the conversion of outstanding notes and the exercise of outstanding warrants and options and for other proper corporate purposes, as described herein.

Savoy Insider Stock Ownership

     At the close of business on the record date, Mr. Arthur V. Johnson, who is the sole officer and member of the board of directors of Savoy, beneficially owned together with an affiliated company, and was entitled to vote, 18,274,271 shares of common stock of Savoy, or 18.27% of the outstanding shares of Savoy common stock. This number does not include an option to purchase 1,000,000 shares of common stock beneficially owned by Mr. Johnson's affiliate. Based on the bid price for Savoy's common stock of $0.001 per share as of September 22, 2008 and the option exercise price of $0.08 per share through January 1, 2009, this option has no market value. The option held by Mr. Johnson's affiliate will expire and become worthless after the expiration date on January 1, 2009. For information on beneficial ownership of Savoy's common stock by Mr. Johnson, Savoy's sole officer and director, and persons that either own 5% of Savoy's outstanding shares of common stock on the date hereof or that may obtain 5% of Savoy's outstanding common stock upon the increase in authorized shares of common stock as a result of the issuance of shares of common stock pursuant to an existing agreement(s) and/or upon the conversion of outstanding notes and/or the exercise of outstanding warrants, see "Security Ownership of Certain Beneficial Owners and Management."

Special Meeting of Savoy's Stockholders

     The Special Meeting of the stockholders of Savoy will be held at 10:00 a.m., Eastern time, on October 29, 2008 at the Grand Hyatt Hotel located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017.

Voting Power; Record Date

     You will be entitled to vote, or direct votes to be cast, at the Special Meeting if you owned shares of common stock of Savoy at the close of business on September 30, 2008, which is the record date for the Special Meeting. You will have one vote for each share of Savoy common stock you owned at the close of business on the record date. Savoy notes, warrants and options do not have voting rights.

     At the close of business on September 30, 2008, there were 100,000,000 shares of common stock of Savoy outstanding.

     With respect to the increase in authorized stock proposal, Mr. Arthur V. Johnson has agreed to vote his 18,274,271 shares of common stock of Savoy, representing an aggregate of 18.27% of the outstanding shares of Savoy common stock, "FOR" the adoption of the increase in authorized stock proposal that he has approved as the sole member of Savoy's board of directors.

Quorum and Vote of Savoy's Stockholders

     A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of all of the outstanding shares of our common stock is present in person or by proxy. Abstentions and broker non-votes will count as present for the purpose of establishing a quorum. No vote of the note, warrant or option holders is necessary to adopt the increase in authorized stock proposal. The adoption of the increase in authorized stock proposal approving an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 to 1,000,000,000 shares of common stock and to increase our authorized shares of preferred stock from 10,000,000 to 100,000,000 shares of preferred stock requires the affirmative vote of the holders of a majority of all outstanding shares of our common stock.

Appraisal or Dissenters' Rights

     No appraisal or dissenters' rights are available under the Colorado Business Corporation Act for our stockholders in connection with the increase in authorized stock proposal.

Proxies

     Proxies may be solicited by mail, by telephone, by e-mail or in person. If you vote by proxy, you may still vote your shares in person if you revoke your proxy and change your vote at any time before the final vote at the Special Meeting or if you attend the Special Meeting and vote in person. You may vote again at a later date by telephone (only your latest telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

Savoy's Recommendations to Stockholders

     Our board recommends that stockholders of Savoy vote "FOR" the increase in authorized stock proposal.

Regulatory Matters

     The proposed increase in our authorized shares of common stock and preferred stock is not subject to any federal or state regulatory requirement or approval, except for the filing and delivery of this Proxy Statement in connection with the Special Meeting of stockholders of Savoy under the Securities Exchange Act of 1934, as amended.

Trading of Common Stock

     Savoy's common stock is traded in the Pink Sheets under the symbol "SVYR."


                   MARKET PRICE FOR COMMON STOCK AND DIVIDENDS

     Our common stock is currently traded in the Pink Sheets under the symbol "SVYR." On September 19, 2008, the last quoted sale price for our common stock was $.001.

     The following table sets forth, for the calendar quarter indicated, the high and low trade information for our common stock as reported in the Pink Sheets. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.


         Fiscal 2006                                    High             Low
         -----------                                    ----             ---

         First Quarter ended March 31, 2006            $0.13            $0.04
         Second Quarter ended August 31, 2006           0.129            0.0125
         Third Quarter ended September 30, 2006         0.02             0.005
         Fourth Quarter ended December 31, 2006         0.015            0.006

         Fiscal 2007                                    High             Low
         -----------                                    ----             ---

         First Quarter ended March 31, 2007            $0.03            $0.005
         Second Quarter ended August 31, 2007           0.01             0.003
         Third Quarter ended September 30, 2007         0.03             0.0025
         Fourth Quarter ended December 31, 2007         0.02             0.001

         Fiscal 2008                                    High             Low
         -----------                                    ----             ---

         First Quarter ended March 31, 2008            $0.03            $0.003
         Second Quarter ended June 30, 2008             0.01             0.002
         Third Quarter through September 19, 2008       0.005            0.001

Holders of Common Equity

     As of September 19, 2008, there were 76 holders of record, and, based on information received from our transfer agent, brokers and/or others in a fiduciary capacity, approximately 650 beneficial holders, of our common stock.

Dividends

     We have never paid or declared any dividends on our common stock and we do not anticipate paying cash dividends in the foreseeable future. Future dividend policy is subject to the discretion of the board of directors and will depend upon a number of factors, including future earnings, debt service, capital requirements, business conditions, our financial condition and other factors that the board of directors may deem relevant.

Equity Compensation Plans

     On December 29, 2003, we adopted the Savoy Capital Investments, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2003 pursuant to which we issued 333,000 shares of common stock to a consultant. We adopted the Savoy Capital Investments, Inc. Stock Option Plan on January 2, 2004, and, in conjunction with the business combination with Societe Siranna S.A.R.L. ("Siranna"), a former subsidiary we sold to a former officer and director in April of 2005, granted to six consultants of Savoy and Siranna stock options exercisable to purchase all 27,900,000 shares of common stock reserved for issuance under the plan. Nine hundred ninety-nine shares of common stock remain available for issuance under the 2003 plan. No shares are available for issuance under the 2004 plan because options have been exercised to purchase all 27,900,000 shares of common stock authorized for issuance under the plan, including options exercisable to purchase 19,500,000 shares granted to former executive officers and/or directors. Both plans were adopted without the approval of our stockholders.

     On August 22, 2005, we granted an option exercisable to purchase 500,000 shares of common stock at $0.02 per share through August 22, 2008, to Mr. William T. Warden, former Chairman of the Board of Directors. On January 1, 2006, we granted options exercisable to purchase 1,000,000 shares of common stock at $0.08 per share on or before January 1, 2009, to each of Inteco Holdings, Ltd., a company owned by Mr. Arthur V. Johnson, our President, Chief Executive Officer and sole director, Tinjian Chinaquantum Investment and Trade Co., Ltd., a company owned by a former director, and Pagentry Place Investments, Ltd., a company owned by Ms. Patricia Cudd, our Legal and Commercial Administrator, and an option exercisable to purchase 500,000 shares of common stock on the same terms to Mr. Warden. We granted the options without the approval of our stockholders.

     The following table sets forth certain information as of September 19, 2008, regarding the 2003 plan and the stock options granted to Inteco Holdings, Mr. Warden, Tinjian Chinaquantum Investment and Trade and Pagentry Place Investments under which shares of our common stock are authorized for issuance.

                                                                      Shares Remaining
                        Shares to Be Issued   Weighted-Average      Available for Future
                         Upon Exercise of     Exercise Price of   Issuance (Excluding Shares
Name of Plan            Outstanding Options  Outstanding Options  Reflected in First Column)
------------            -------------------  -------------------  --------------------------
Savoy Capital
Investments, Inc.
Non-Employee
Directors and
Consultants
Retainer Stock
Plan for the
Year 2003                       N/A                      N/A                           999

Stock
Option of
Inteco
Holdings                       1,000,000                 $0.08                          -0-

Stock
Options of
William T.
Warden                         1,000,000                 $0.05                          -0-



                                       17

Stock
Option of
Tinjian
Chinaquantum
Investment
and Trade                      1,000,000                 $0.08                          -0-

Stock
Option of
Pagentry Place
Investments                    1,000,000                 $0.08                          -0-

     The term of the Savoy Capital Investments, Inc. Stock Option Plan is a period of ten years and terminates on January 2, 2014. The board of directors administers the plan and determines the terms of each option grant, provided that the option term cannot exceed three years in length and the maximum number of shares reserved for any one individual cannot exceed 40% of the total number of our issued and outstanding shares. Furthermore, without the approval of a disinterested majority of our stockholders, the board cannot reserve shares of common stock underlying options granted under the plan in an amount greater than the total number of our issued and outstanding shares of common stock. The board may grant incentive stock options to key employees. Holders of stock options granted under the plan are protected from dilution and otherwise in the event of changes in the common stock resulting from an event such as a merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up or combination of shares. Options are not assignable or transferable except by will, the laws of descent and distribution or our written consent. The estate of an optionee may exercise his option within one year of his death. An optionee who ceases to be a director or officer for any reason other than death or removal may exercise his option, with our prior written consent, within up to 90 calendar days after his position ceases or terminates. An optionee who ceases to be an employee or consultant for any reason other than death or termination for cause may exercise his option, with our prior written consent, within up to 60 calendar days after his employment ceases or terminates. If we terminate the employment of an employee or consultant for cause, any unexercised portion of his option expires immediately.

     The duration of the Savoy Resources Capital Investments, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2003 is a period of ten years and terminates on December 29, 2013. Non-employee directors and consultants are eligible for restricted stock awards or stock option grants under the plan. A committee comprised of two members of the board of directors administers the plan and determines the terms of each stock option grant under the plan. The exercise price of any stock option granted must be at least 100% of the fair market value of the underlying shares of common stock at the time of the option grant. Recipients of restricted stock awards or stock options under the plan are protected from dilution and otherwise in the event of changes in the common stock resulting from an event such as a merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up or combination of shares. Stock options are not assignable or transferable except by will or the laws of descent and distribution.

                            THE SAVOY SPECIAL MEETING

General

     We are furnishing this Proxy Statement to you as part of the solicitation of proxies by the board of directors of Savoy for use at the Special Meeting of stockholders of Savoy to be held on October 29, 2008, and at any adjournment or postponement thereof. This Proxy Statement is first being furnished to our stockholders on or about October 1, 2008, in connection with the vote on the increase in authorized stock proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place

     Savoy will hold the Special Meeting at 10:00 a.m., Eastern time, on October 29, 2008 at the Grand Hyatt Hotel located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017, to vote on the approval of the increase in authorized stock proposal.

Purpose of the Special Meeting

     At the Special Meeting, we are asking holders of common stock of Savoy to approve the increase in authorized stock proposal.

     Our board of directors recommends that stockholders of Savoy vote "FOR" the increase in authorized stock proposal.

Record Date; Who is Entitled to Vote

     The record date for the Special Meeting is September 30, 2008. Holders of record of common stock of Savoy at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 100,000,000 outstanding shares of Savoy common stock.

     Each share of common stock of Savoy is entitled to one vote at the Special Meeting. Savoy's outstanding notes, warrants and options do not have voting rights and holders of Savoy notes, warrants and options will not be entitled to vote at the Special Meeting.

     Mr. Arthur V. Johnson, the sole officer and director of Savoy, has agreed to vote his 18,274,271 shares of common stock of Savoy, representing an aggregate of 18.27% of the outstanding shares of Savoy common stock, for the adoption of the increase in authorized stock proposal.

Quorum

     The presence, in person or by proxy, of a majority of all outstanding shares of our common stock constitutes a quorum at the Special Meeting.

Abstentions and Broker Non-Votes

     If your broker or bank or similar organization holds your shares of common stock in its name and you do not provide the organization with specific voting instructions, under the rules of the FINRA, the organization that holds your shares may not vote your shares on the increase in authorized stock proposal. This is because the increase in authorized stock proposal is a non-routine matter and FINRA rules permit the organization that holds your shares to generally vote on routine matters, but not on non-routine matters, if the organization does not receive instructions from you on how to vote your shares on a non-routine matter. If you do not give the organization that holds your shares specific voting instructions on the increase in authorized stock proposal, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a broker non-vote. When our Inspector of Election tabulates the votes on the increase in authorized stock proposal, a broker non-vote or an abstention will count in determining that a quorum has been reached. However, an abstention or a broker non-vote will be considered a vote cast at the Special Meeting "against" approval of the increase in authorized stock proposal. Accordingly, abstentions and broker non-votes will have an effect on the vote on the increase in authorized stock proposal. Therefore, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions it provides to you.

Voting Your Shares

     Each share of common stock of Savoy that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Savoy common stock that you own as of the record date. No vote of the warrant, option or note holders is necessary to adopt the increase in authorized stock proposal, and Savoy is not asking the warrant, option or note holders to vote on the increase in authorized stock proposal.

     There are two ways to vote your shares of common stock of Savoy at the Special Meeting:

     o You can vote by proxy by telephone or by signing, dating and returning your proxy card as instructed on the proxy card that you received. If you vote by proxy, your "proxy," whose name is listed on the proxy card, will vote your shares as you instruct. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted by Savoy's board "AGAINST" approval of the increase in authorized stock proposal.

     o You can attend the Special Meeting and cast your vote in person. We will furnish you a ballot when you arrive. If you attend the Special Meeting, you may vote in person even if you have previously voted by proxy. However, if your shares are held in the name of your broker, bank or another nominee, you must obtain a written proxy from the broker, bank or other nominee that will allow you to vote your shares according to your wishes. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Vote Required to Approve the Increase in Authorized Stock Proposal

     The adoption of the increase in authorized stock proposal approving an amendment to our Amended and Restated Articles of Incorporation to effectuate an increase in our authorized shares of common stock from 100,000,000 shares of common stock, $0.001 par value per share, to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase our authorized shares of preferred stock from 10,000,000 shares of preferred stock, $0.01 par value per share, to 100,000,000 shares of preferred stock, $0.01 par value per share, requires the affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding. Savoy's President and Chief Executive Officer intends to vote his shares of common stock of Savoy (including shares held by his affiliate), representing an aggregate 18.27% of the outstanding shares of Savoy common stock, "FOR" the increase in authorized stock proposal.

Who Can Answer Your Questions About Voting Your Shares?

     Should you have any questions about voting your shares you may contact Patricia Cudd at (720) 257-2005.

No Additional Matters May Be Presented at the Special Meeting

     This Special Meeting has been called only to consider the approval of the increase in authorized stock proposal. Under Savoy's bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the Special Meeting if they are not included in the Notice of Special Meeting of Stockholders. Representatives of Savoy's accountants are not expected to be present at the Special Meeting and, accordingly, will not make any statement or be available to respond to any questions.

Revoking Your Proxy

     If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

     o You may vote again at a later date by telephone (only your latest telephone proxy submitted prior to the Special Meeting will be counted) or by signing and returning another proxy card with a later date;

     o You may notify our Legal and Commercial Administrator in writing before the Special Meeting that you have revoked your proxy; and

     o You may attend the Special Meeting, revoke your proxy and vote in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked.

Solicitation Costs

     Savoy will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our President/Chief Executive Officer and Legal and Commercial Administrator may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile, e-mail or other electronic means. They will not receive any compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.

________________________________________________________________________________

                    THE INCREASE IN AUTHORIZED STOCK PROPOSAL
________________________________________________________________________________

     We are asking stockholders to approve an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 to 1,000,000,000 shares of common stock, $0.001 par value per share, and an increase in our authorized shares of preferred stock from 10,000,000 to 100,000,000 shares of preferred stock, $0.01 par value per share. "Authorized" shares of common stock represent the number of shares of common stock, and "authorized" shares of preferred stock represent the number of shares of preferred stock, that we are permitted to issue under our Amended and Restated Articles of Incorporation. If the proposal is approved, the board will immediately file the Articles of Amendment to the Amended and Restated Articles of Incorporation, in the form attached to this Proxy Statement as Appendix A, with the Secretary of State of the State of Colorado, thus accomplishing the increases in our authorized shares of common and preferred stock.

You should carefully read this entire document, including the proposed Articles of Amendment to the Amended and Restated Articles of Incorporation attached as Appendix A to this Proxy Statement.

The Articles of Amendment to the Amended and Restated Articles of Incorporation

     Savoy is proposing to amend its Amended and Restated Articles of Incorporation to increase its authorized shares of common stock from 100,000,000 shares of common stock to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase its authorized shares of preferred stock from 10,000,000 shares of preferred stock to 100,000,000 shares of preferred stock, $0.01 par value per share. As a result of the increases in authorized shares, Savoy will have 1,000,000,000 authorized shares of common stock, $0.001 par value per share, and 100,000,000 shares of preferred stock, $0.01 par value per share, available for issuance for the purposes described in the subsection below captioned "Consequences of Increases in Authorized Shares of Common and Preferred Stock" and in the future for proper corporate purposes identified by the board.

Background

     On August 1, 2008, the board adopted, subject to stockholder approval, Articles of Amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase the number of authorized shares of our preferred stock to 100,000,000 shares of preferred stock, $0.01 par value per share. Currently, we are authorized to issue 100,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. As of the date hereof, 100,000,000 shares of common stock are outstanding. There are currently no shares of preferred stock issued or outstanding. To ensure that a sufficient number of shares of common and/or preferred stock and/or securities convertible into common and/or preferred stock are available for issuance pursuant to existing agreements, to acquire the South African gold mines and processing plant and upon the conversion of outstanding notes and the exercise of outstanding warrants and options and for other potential corporate purposes, the board has determined that it is advisable and in our best interest to increase the number of authorized shares of common and preferred stock as explained in this Proxy Statement.

Description of Common Stock

     Each holder of common stock is entitled to one vote per each outstanding share registered in its, his or her name with respect to the election of directors and on all other matters submitted to a stockholder vote. No holder of common stock may cumulate votes in voting for directors. The holders of common stock are entitled to receive dividends as may be declared from time to time by the board out of funds legally available for dividend payments, subject to any dividend preference of any holders of any preferred stock. In the event of our liquidation, dissolution or winding up, after full payment of all liabilities and liquidation preferences of any preferred stock, the holders of common stock are entitled to share ratably in all remaining assets. The common stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock.

Description of Preferred Stock

     Shares of preferred stock may be issued from time to time in one or more series as the board of directors may determine. The voting powers and preferences, the relative rights of each series and the qualifications, limitations and restrictions, of the preferred stock shall be established by the board, except that no holder of preferred stock shall have preemptive rights. Any series of preferred stock may possess voting, dividend, liquidation and redemption rights superior to those of our common stock. The rights of the holders of common stock will be subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock that may be issued in the future. Issuance of a new series of preferred stock could make it more difficult for a third party to acquire, or discourage a third party from acquiring, outstanding shares of common stock and could make removal of the board of directors more difficult. We have no shares of preferred stock issued or outstanding. The board has no plan to issue any shares of preferred stock for the foreseeable future unless the issuance of preferred stock is in our best interests.

Consequences of Increases in Authorized Shares of Common and Preferred Stock

     If the increase in authorized stock proposal is approved by the holders of a majority of our outstanding shares of common stock at the Special Meeting, the additional authorized shares of common and preferred stock will be available for issuance at such times and for such purposes as the board may deem advisable without further action by the stockholders, subject to applicable laws or regulations. Assuming approval of the increase in authorized stock proposal, our board will issue a total of 5,333,333 newly-issued shares of common stock to five investors, including Alpha Capital Aktiengesellschaft ("Alpha Capital"), Whalehaven Capital Fund Limited ("Whalehaven Capital"), CMS Capital, and SDM Consultant Corp. ("SDM Consultant") pursuant to agreements with these investors in May and November of 2006 and January of 2007. Additionally, our board will reserve a total of 190,345,491 shares of common stock for issuance upon the conversion of outstanding notes and the exercise of outstanding warrants and/or options held by the foregoing investors in addition to EIB Capital Corp., an investor, Mr. Arthur V. Johnson, our sole officer and member of the board, Ms. Patricia Cudd, our Legal and Commercial Administrator, a former officer and director and companies owned by a former officer and director and a former director. This does not include such number of shares of common stock as we may be required to reserve for issuance, at the election of the note holders, in lieu of payment of accrued interest on the notes.

     We will have 900,000,000 authorized shares of common stock available for issuance as a result of the approval of the increase in authorized stock proposal. After the common stock issuances and reservations described above and in the table below, we will have a total of 105,333,333 shares of common stock outstanding, a total of 190,345,491 shares of common stock reserved for issuance upon the conversion of outstanding notes and the exercise of outstanding warrants and options and a total of 704,321,176 authorized shares of common stock remaining available for issuance. Also, if the increase in authorized stock proposal is approved, we will have 90,000,000 authorized shares of preferred stock available for issuance in addition to the 10,000,000 authorized shares of preferred stock presently available, for a total of 100,000,000 authorized shares of preferred stock. There are no shares of preferred stock issued or outstanding as of the date hereof and we have no existing plans to issue any shares of preferred stock in the event of the approval of the increase in authorized stock proposal.

     The table below indicates (i) the name of each person to whom we will issue newly-issued shares of common stock and/or for whom we will reserve shares of common stock for issuance upon the conversion of a note and/or the exercise of warrants and/or an option held by said person from the 900,000,000 authorized shares of common stock to be available for issuance if the holders of a majority of our outstanding shares of common stock approve the increase in authorized stock proposal; (ii) the number of newly-issued shares of common stock we will issue to each said person and/or reserve for issuance upon the conversion of a note and/or the exercise of warrants and/or an option held by the person; and
(iii) the purpose(s) for each stock issuance and/or reservation.

                                             Shares             Shares          Shares             Total
                                             to Be              to Be           to Be              Shares
                           Shares           Reserved           Reserved        Reserved            to Be
                           to Be           Underlying         Underlying      Underlying        Issued and
 Name of Person            Issued             Notes            Warrants        Options           Reserved
------------------    --------------      -------------      -------------  --------------   ----------------
EIB Capital Corp.                                            16,120,000(1)

Alpha Capital
Aktiengesellschaft      3,130,107(2)      92,000,000(3)       3,166,667(1)                      98,296,774(4)

Whalehaven Capital
Fund Limited              816,129(5)      43,000,000(6)       1,176,471(1)                      44,992,600(7)

CMS Capital               258,065(8)      20,000,000(9)         588,235(1)                     20,846,300(10)



                                       24



Osher Capital, Ltd.       129,032(8)      10,000,000(11)        294,118(1)                     10,423,150(12)

SDM Consultant
Corp.                   1,000,000(13)     10,000,000(14)                                       11,000,000(15)

Arthur V. Johnson                         31,192,198(16)                   1,000,000(17)       32,192,198(18)

Patricia Cudd                             63,533,710(19)                   1,000,000(17)       64,533,710(20)

Tinjian Chinaquantum
Investment and Trade
Co., Ltd.                                                                  1,000,000(17)

William T. Warden                                                            500,000(17)

Coldway, Ltd.                                                                500,000(17)
------------------

     (1) Represents shares of common stock to be reserved for issuance upon the exercise of warrants for $0.005 that expire on December 31, 2009.

     (2) Includes 2,430,107 shares of common stock to be issued pursuant to that certain Agreement among Savoy, Alpha Capital Aktiengesellschaft ("Alpha Capital"), Whalehaven Capital Fund Limited ("Whalehaven Capital"), CMS Capital and Osher Capital, Inc. ("Osher Capital") dated as of May 16, 2006 (the "May 16, 2006 Agreement") and 700,000 shares of common stock issuable pursuant to that certain Agreement among Savoy, Alpha Capital, Whalehaven Capital, CMS Capital, Osher Capital and Patricia Cudd dated as of November 8, 2006 (the "November 8, 2006 Agreement").

     (3) Includes 85,000,000 shares of common stock to be reserved for issuance upon the conversion of a $425,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006 and 7,000,000 shares of common stock reserved for issuance upon the conversion of a $35,000 principal amount, senior secured, convertible note at $0.005 per share that matured on June 30, 2007. Does not include shares of common stock to be reserved for issuance, at the election of Alpha Capital, in lieu of payment of accrued interest on the aforementioned notes.

     (4) Includes 2,430,107 shares of common stock to be issued pursuant to the May 16, 2006 Agreement, 700,000 shares of common stock issuable pursuant to the November 8, 2006 Agreement, 85,000,000 shares of common stock to be reserved for issuance upon the conversion of a $425,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006, 7,000,000 shares of common stock reserved for issuance upon the conversion of a $35,000 principal amount, senior secured, convertible note at $0.005 per share that matured on June 30, 2007, and 3,166,667 shares of common stock to be reserved for issuance upon the exercise of warrants for $0.005 that expire on December 31, 2009. Does not include shares of common stock to be reserved for issuance, at the election of Alpha Capital, in lieu of payment of accrued interest on the aforementioned notes.

     (5) Includes 516,129 shares of common stock to be issued pursuant to the May 16, 2006 Agreement and 300,000 shares of common stock to be issued pursuant to the November 8, 2006 Agreement.

     (6) Includes 40,000,000 shares of common stock to be reserved for issuance upon the conversion of a $200,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006 and 3,000,000 shares of common stock reserved for issuance upon the conversion of a $15,000 principal amount, senior secured, convertible note at $0.005 per share that matured on June 30, 2007. Does not include shares of common stock to be reserved for issuance, at the election of Whalehaven Capital, in lieu of payment of accrued interest on the aforementioned notes.

     (7) Includes 516,129 shares of common stock to be issued pursuant to the May 16, 2006 Agreement, 300,000 shares of common stock to be issued pursuant to the November 8, 2006 Agreement, 40,000,000 shares of common stock to be reserved for issuance upon the conversion of a $200,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006, 3,000,000 shares of common stock to be reserved for issuance upon the conversion of a $35,000 principal amount, senior secured, convertible note at $0.005 per share that matured on June 30, 2007, and 3,166,667 shares of common stock to be reserved for issuance upon the exercise of warrants for $0.005 that expire on December 31, 2009. Does not include shares of common stock to be reserved for issuance, at the election of Whalehaven Capital, in lieu of payment of accrued interest on the aforementioned notes.

     (8) Represents shares of common stock to be issued pursuant to the May 16, 2006 Agreement.

     (9) Represents shares of common stock to be reserved for issuance upon the conversion of a $100,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006. Does not include shares of common stock to be reserved for issuance, at the election of CMS Capital, in lieu of payment of accrued interest on the aforementioned note.

     (10) Includes 258,065 shares of common stock to be issued pursuant to the May 16, 2006 Agreement, 20,000,000 shares of common stock to be reserved for issuance upon the conversion of a $100,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006, and 588,235 shares of common stock to be reserved for issuance upon the exercise of warrants for $0.005 that expire on December 31, 2009. Does not include shares of common stock to be reserved for issuance, at the election of CMS Capital, in lieu of payment of accrued interest on the aforementioned notes.

     (11) Represents shares of common stock to be reserved for issuance upon the conversion of a $50,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006. Does not include shares of common stock to be reserved for issuance, at the election of Osher Capital, in lieu of payment of accrued interest on the aforementioned note.

     (12) Includes 129,032 shares of common stock to be issued pursuant to the May 16, 2006 Agreement, 10,000,000 shares of common stock to be reserved for issuance upon the conversion of a $50,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006, and 294,118 shares of common stock to be reserved for issuance upon the exercise of warrants for $0.005 that expire on December 31, 2009. Does not include shares of common stock to be reserved for issuance, at the election of Osher Capital, in lieu of payment of accrued interest on the aforementioned notes.

     (13) Represents shares of common stock to be issued pursuant to that certain Agreement among Savoy, SDM Consultant Corp., Alpha Capital, Whalehaven Capital, CMS Capital, Osher Capital and Barbara Mittman dated as of January 2, 2007 (the "January 2, 2007 Agreement").

     (14) Represents 10,000,000 shares of common stock to be reserved for issuance upon the conversion of a $50,000 principal amount, senior secured, convertible note at $0.005 per share that matured on June 30, 2007. Does not include shares of common stock to be reserved for issuance, at the election of SDM Consultant Corp., in lieu of payment of accrued interest on the aforementioned note.

     (15) Includes 1,000,000 shares of common stock to be issued pursuant to the January 2, 2007 Agreement and 10,000,000 shares of common stock to be reserved for issuance upon the conversion of a $50,000 principal amount, secured, convertible note at $0.005 per share that matured on June 30, 2007. Does not include shares of common stock to be reserved for issuance, at the election of SDM Consultant Corp., in lieu of payment of accrued interest on the aforementioned notes.

     (16) Represents 31,192,198 shares of common stock to be reserved for issuance upon the conversion of a $155,960.99 principal amount, demand, convertible note at $0.005 per share. Does not include shares of common stock to be reserved for issuance, at the election of Mr. Johnson, in lieu of payment of accrued interest on the aforementioned note.

     (17) Represents shares of common stock to be reserved for issuance upon the exercise of an option for $0.08 that expires on January 1, 2009.

     (18) Includes 31,192,198 shares of common stock to be reserved for issuance upon the conversion of a $155,960.99 principal amount, demand, convertible note at $0.005 per share and 1,000,000 shares of common stock to be reserved for issuance upon the exercise of an option for $0.08 that expires on January 1, 2009. Does not include shares of common stock to be reserved for issuance, at the election of Mr. Johnson, in lieu of payment of accrued interest on the aforementioned note.

     (19) Represents 63,533,710 shares of common stock issuable upon the conversion of a $317,668.55 principal amount, demand, convertible note at $0.005 per share. Does not include shares of common stock to be reserved for issuance, at the election of Ms. Cudd, in lieu of payment of accrued interest on the aforementioned note.

     (20) Includes 63,533,710 shares of common stock to be reserved for issuance upon the conversion of a $317,668.55 principal amount, demand, convertible note at $0.005 per share and 1,000,000 shares of common stock to be reserved for issuance upon the exercise of an option for $0.08 that expires on January 1, 2009. Does not include shares of common stock to be reserved for issuance, at the election of Ms. Cudd, in lieu of payment of accrued interest on the aforementioned note.

     In the event that the increase in authorized stock proposal is approved, the board intends to issue, in addition to the stock issuances described above, from the 900,000,000 authorized shares of common stock available for issuance an as yet undetermined number of shares of common stock in a transaction involving the acquisition of a South African mining operation including two profitable, operating gold mines. The gold mines feed one central production plant with a processing capacity of 20,000 tons of ore per month. This proposed transaction is in the negotiation stage and does not require approval of the stockholders of Savoy. Management estimates, without assurance, that there are 1.2 million mineable ounces of gold in the two mines. Once in full production, the mines will be supplying approximately 15,000 tons of ore with an average grade of 3.5 grams per ton, at a cost of approximately $500 per ounce. This translates into a monthly production of 1,600 ounces of gold.

     The availability of 900,000,000 shares of common stock and 100,000,000 shares of preferred stock will enable us to issue shares of common stock pursuant to existing agreements, issue shares of common and/or preferred stock and/or securities convertible into common and/or preferred stock to acquire the South African gold mines and processing plant and reserve shares of common stock for issuance upon the conversion of outstanding notes and the exercise of outstanding warrants and options, as described above. Additionally, our board believes that the availability of these shares will provide us with flexibility to issue common and preferred stock and securities convertible into common and preferred stock for proper corporate purposes that may be identified by the board in the future. Shares may be issued for any purpose the board deems to be in our best interest, including, but not limited to, for financing transactions, to effect acquisitions of companies or complementary businesses, to effect a future stock dividend or stock split, to establish a commercial or other relationship with a corporate partner and/or to satisfy obligations under management incentive or employee benefit plans. Further, the board believes that it is in our best interest to have additional shares of common and preferred stock authorized at this time to alleviate the expense and delay of holding a special meeting of stockholders to authorize additional shares of common and/or preferred stock when further needs arise. It should be noted that the board will issue additional shares of our common stock that will be available for issuance after the increase in authorized shares of our common stock without the need for further stockholder approval. Additional issuances of common stock pursuant to existing agreements, upon the conversion of outstanding notes and the exercise of outstanding warrants and/or options, to acquire the South African gold mining operation and/or in the future for proper corporate purposes identified by the board will have the effect of diluting the equity interests of existing holders of common stock.

Potential Anti-Takeover Effect

     Although the increased proportion of unissued, authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of our board or contemplating a tender offer or other transaction for the combination of Savoy with another company), the increase in authorized stock proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us. Other than the increase in authorized stock proposal, our board does not currently contemplate recommending the adoption of any other proposals or amendments to our Amended and Restated Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Savoy.

No Appraisal Rights

     Stockholders do not have appraisal rights under the Colorado Business Corporation Act or under our Amended and Restated Articles of Incorporation in connection with the increase in our authorized shares of common and preferred stock.

Vote Required

     Pursuant to Article XIII of the Amended and Restated Articles of Incorporation, approval of the amendment to increase the authorized shares of common and preferred stock requires the affirmative vote of the holders of not less than a majority of our outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as votes against the proposal.

     If the proposal is approved, the Company will cause the Articles of Amendment to the Amended and Restated Articles of Incorporation, which are attached hereto as Appendix A (the "Articles of Amendment"), to be filed with the Secretary of State of the State of Colorado. Upon the effectiveness of the Articles of Amendment, the first paragraph of Article III of the Amended and Restated Articles of Incorporation would be amended in its entirety to read as follows:

     "The total number of shares of all classes of capital stock that the corporation shall have authority to issue is one billion one hundred million (1,100,000,000) of which one hundred million (100,000,000) shall be shares of preferred stock, $0.01 par value per share, and one billion (1,000,000,000) shall be shares of common stock, $0.001 par value per share, and the designations, preferences, limitations and relative rights of the shares of each class shall be as follows:

     The board recommends a vote "FOR" approval of the amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 shares of common stock to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase our authorized shares of preferred stock from 10,000,000 shares of preferred stock to 100,000,000 shares of preferred stock, $0.01 par value per share.

Facilities

     We maintain our executive offices at 1008 North Timberline Road, Fort Collins, Colorado 80525. Ms. Patricia Cudd, our Legal and Commercial Administrator, has agreed to provide us with certain administrative, technology and secretarial services, as well as the use of certain limited office space at this location. We consider our current office space adequate for our current operations. Savoy may seek to expand its headquarters in the future, although it has no present plan to do so.

Employees

     Savoy currently has one officer and director, Mr. Arthur V. Johnson, and a Legal and Commercial Administrator, Ms. Patricia Cudd. Neither Mr. Johnson nor Ms. Cudd is obligated to contribute any specific number of hours per week and devotes only as much time as he or she deems necessary to our affairs. Savoy does not currently have any full-time employees.

Related Party Transactions

     No compensation or fees of any kind, including consulting fees, has been paid to either Mr. Arthur V. Johnson, Savoy's sole officer and director, or Ms. Patricia Cudd, our Legal and Commercial Administration, during the past year.

     Ms. Cudd makes available to Savoy certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, in Fort Collins, Colorado, as Savoy may require from time to time. Savoy has agreed to pay Ms. Cudd and Mr. Johnson for reimbursable expenses (such as administrative expenses, postage and telephone expenses and travel expenses). This arrangement is solely for Savoy's benefit and is not intended to provide Ms. Cudd or Mr. Johnson compensation in lieu of consulting fees or other remuneration. For the past year, Savoy has not paid any reimbursable expenses.

     Mr. Johnson and Ms. Cudd are deemed to be Savoy's "promoters," as such term is defined under the Federal securities laws.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of our common stock as of September 19, 2008, by each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, each director and executive officer and all directors and executive officers as a group. The table also includes information on beneficial ownership of Savoy's common stock by persons that may obtain 5% of our outstanding common stock upon the increase in authorized shares of common stock as a result of the issuance of shares of common stock pursuant to an existing agreement(s) and/or upon the conversion of outstanding notes and/or the exercise of outstanding warrants. Under the General Rules and Regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if the person has or shares the power to vote or direct the voting, or dispose or direct the disposition, of the security. Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to the shares beneficially owned.

                                     Amount of Shares
                                     Owned and Nature         Percent of Shares
   Name and Address of                of Beneficial            of Common Stock
    Beneficial Owner                    Ownership                 Outstanding
--------------------------------     ----------------         -----------------
EIB Capital Cor
1037 42nd Street
Brooklyn, New York 11219                5,200,000(1)               5.2%

Alpha Capital Aktiengesellschaft
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein                     1,333,333(2)               1.3%

Whalehaven Capital Fund, Ltd.
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein                           -0-(3)               0.0%

CMS Capital
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein                     2,000,000(4)               2.0%

SDM Consultant Corp.
1418 65th Street
Brooklyn, New York 11219                1,420,000(5)               1.4%

Osher Capital Limited
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein                           -0-(6)               0.0%

Arthur Johnson
18 George Avenue
2128 Rivonia
Johannesburg, RSA                      18,274,271(7)              18.3%

Patricia Cudd
1008 North Timberline Road
Fort Collins, Colorado 80525                  -0-(8)               0.0%

All Executive Officers and
  Directors as a Group (one
  person)                              18,274,271(7)              18.3%
------------------

     *Under Rule 13d-3 of the Securities Exchange Act of 1934, the number of shares beneficially owned includes any shares as to which a person has sole or shared voting or investment power and, in addition, any shares that the person has the right to acquire within 60 days. With regard to shares that the persons identified in the above table have the right to acquire within 60 days, the beneficial ownership of these persons is not determined in accordance with Rule 13d-3 under the Exchange Act.

     (1) Does not include 16,120,000 shares of common stock issuable upon the exercise of warrants for $0.005 that expire on December 31, 2009.

     (2) Does not include 3,166,667 shares of common stock issuable upon the exercise of warrants for $0.005 that expire on December 31, 2009, 85,000,000 shares of common stock issuable upon the conversion of a $425,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006, 7,000,000 shares of common stock issuable upon the conversion of a $35,000 principal amount, senior secured, convertible note at $0.005 per share that matured on June 30, 2007, shares of common stock issuable, at the election of Alpha Capital Aktiengesellschaft ("Alpha Capital"), in lieu of payment of accrued interest on the aforementioned notes, 2,430,107 shares of common stock issuable pursuant to that certain Agreement among Savoy, Alpha Capital, Whalehaven Capital Fund Limited ("Whalehaven Capital"), CMS Capital and Osher Capital, Inc. ("Osher Capital") dated as of May 16, 2006 (the "May 16, 2006 Agreement") and 700,000 shares of common stock issuable pursuant to that certain Agreement among Savoy, Alpha Capital, Whalehaven Capital, CMS Capital, Osher Capital and Patricia Cudd dated as of November 8, 2006 (the "November 8, 2006 Agreement").

     (3) Does not include 1,176,471 shares of common stock issuable upon the exercise of warrants for $0.005 that expire on December 31, 2009, 40,000,000 shares of common stock issuable upon the conversion of a $200,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006, 3,000,000 shares of common stock issuable upon the conversion of a $15,000 principal amount, senior secured, convertible note at $0.005 per share that matured on June 30, 2007, shares of common stock issuable, at the election of Whalehaven Capital, in lieu of payment of accrued interest on the aforementioned notes, 516,129 shares of common stock issuable pursuant to the May 16, 2006 Agreement and 300,000 shares of common stock issuable pursuant to the November 8, 2006 Agreement.

     (4) Does not include 588,235 shares of common stock issuable upon the exercise of warrants for $0.005 that expire on December 31, 2009, 20,000,000 shares of common stock issuable upon the conversion of a $100,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006, shares of common stock issuable, at the election of CMS Capital, in lieu of payment of accrued interest on the aforementioned note and 258,065 shares of common stock issuable pursuant to the May 16, 2006 Agreement

     (5) Does not include 10,000,000 shares of common stock issuable upon the conversion of a $50,000 principal amount, senior secured, convertible note at $0.005 per share that matured on June 30, 2007, shares of common stock issuable, at the election of SDM Consultant Corp., in lieu of payment of accrued interest on the aforementioned note and 1,000,000 shares of common stock issuable pursuant to that certain Agreement among Savoy, SDM Consultant Corp., Alpha Capital, Whalehaven Capital, CMS Capital, Osher Capital and Barbara Mittman dated as of January 2, 2007.

     (6) Does not include 294,118 shares of common stock issuable upon the exercise of warrants for $0.005 that expire on December 31, 2009, 10,000,000 shares of common stock issuable upon the conversion of a $50,000 principal amount, secured, convertible note at $0.005 per share that matured on November 5, 2006, shares of common stock issuable, at the election of CMS Capital, in lieu of payment of accrued interest on the aforementioned note and 129,032 shares of common stock issuable pursuant to the May 16, 2006 Agreement

     (7) Does not include 1,000,000 shares of common stock issuable upon the exercise of an option for $0.08 that expires on January 1, 2009, 31,192,198 shares of common stock issuable upon the conversion of a $155,960.99 principal amount, demand, convertible note at $0.005 per share and shares of common stock issuable, at the election of Mr. Johnson, in lieu of payment of accrued interest on the aforementioned note.

     (8) Does not include 1,000,000 shares of common stock issuable upon the exercise of an option for $0.08 that expires on January 1, 2009, 63,533,710 shares of common stock issuable upon the conversion of a $317,668.55 principal amount, demand, convertible note at $0.005 per share and shares of common stock issuable, at the election of Ms. Cudd, in lieu of payment of accrued interest on the aforementioned note.

     As of September 1, 2008, there were 100,000,000 shares of common stock issued and outstanding. Mr. Arthur V. Johnson is our President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer and serves as the sole member of our board of directors.


                             EXECUTIVE COMPENSATION

     No compensation or fees of any kind, including consulting fees, has been paid to Mr. Arthur V. Johnson, Savoy's sole officer and member of the board of directors, for services in all capacities during the past year. Savoy has agreed to pay Mr. Johnson for reimbursable expenses (such as telephone and travel expenses). This arrangement is solely for Savoy's benefit and is not intended to provide Mr. Johnson compensation in lieu of consulting fees or other remuneration. For the past year, Savoy has not paid any reimbursable expenses.


                            QUOTATION OF COMMON STOCK

     Savoy's common stock is quoted in the Pink Sheets under the symbol "SVYR."

                          TRANSFER AGENT AND REGISTRAR

     The Transfer Agent and Registrar for the shares of Savoy common stock is Standard Registrar & Transfer Agency, Inc., of Albuquerque, New Mexico.


                       WHERE YOU CAN FIND MORE INFORMATION

     Savoy is required to file reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

     You may read and copy reports, proxy statements and other information filed by Savoy with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at Headquarters Office, 100 F Street, N.E., Room 1580, Washington, DC 20549.

     You may obtain information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, Headquarters Office, 100 F Street, N.E., Room 1580, Washington, DC 20549.

     Savoy files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on Savoy at the Securities and Exchange Commission web site containing reports, proxy statements and other information at:
http://www.sec.gov.

     If you would like additional copies of this document, or if you have questions about the acquisitions, you should contact:

Patricia Cudd, Legal and Commercial Administrator
Savoy Resources Corp.
1008 North Timberline Road
Fort Collins, Colorado 80525
(720) 257-2005

                                                                      Appendix A

                                PROPOSED TEXT OF

                              ARTICLES OF AMENDMENT

            TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

                              SAVOY RESOURCES CORP.

     Pursuant to the provisions of Section 7-110-103 of the Colorado Business Corporation Act, the undersigned corporation hereby adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation.

     FIRST: The name of the corporation is Savoy Resources Corp.

     SECOND: The following amendment to the Amended and Restated Articles of Incorporation of Savoy Resources Corp. was duly adopted by the stockholders of the corporation at a meeting held on October 29, 2008 in the manner prescribed by the Colorado Business Corporation Act, to-wit:

                                   ARTICLE III

     The total number of shares of all classes of capital stock that the corporation shall have authority to issue is one billion one hundred million (1,100,000,000) of which one hundred million (100,000,000) shall be shares of preferred stock, $0.01 pa value per share, and one billion (1,000,000,000) shall be shares of common stock, $0.001 par value per share, and the designations, preferences, limitations and relative rights of the shares of each class shall be as follows:

     THIRD: The number of shares of common stock of the corporation outstanding at the time of the adoption of such amendment was 100,000,000 and the number of shares entitled to vote thereon was 100,000,000.

     FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows, to-wit:

              Class                            Number of Shares
             -------                           ----------------
              Common                             100,000,000

     FIFTH: The number of shares of common stock voted for such amendment was ___________, with ___________ opposing and ___________ abstaining.

     SIXTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: Not applicable.

     SEVENTH: This amendment effectuates no change in the stated capital of the corporation.

     IN WITNESS WHEREOF, the undersigned President, having been thereunto duly authorized, has executed the foregoing Articles of Amendment on behalf of the corporation on the 29th day of October, 2008.

                                    SAVOY CAPITAL INVESTMENTS, INC.



                                    By:
                                        ---------------------------
                                        Arthur V. Johnson, President

                                                                      Appendix B
                                 REVOCABLE PROXY
                              SAVOY RESOURCES CORP.
                         SPECIAL MEETING OF STOCKHOLDERS
                               October 29, 2008

     The undersigned hereby appoints Mr. Arthur V. Johnson, the sole member of the board of directors, with full powers of substitution to act as the attorney and proxy for the undersigned to vote all shares of common stock of Savoy Resources Corp. that the undersigned is entitled to vote at the special meeting of stockholders to be held at the Grand Hyatt Hotel, located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017, on October 29,
2008 at 10:00 a.m., Eastern time. The proxy holder is authorized to cast all votes to which the undersigned is entitled as follows:

                                                            FOR  AGAINST ABSTAIN
                                                            ---  ------- -------

o    To approve an amendment to the Amended and Restated
     Articles of Incorporation of Savoy Resources Corp. to increase the authorized shares of common stock from 100,000,000 shares of common stock, $0.001 par value per share, to 1,000,000,000 shares of common stock, $0.001 par value per share, and to increase the authorized shares of preferred stock from 10,000,000 shares of preferred stock, $0.01 par value per share, to 100,000,000 shares of preferred stock, $0.01 par value per share.

The Board of Directors recommends a vote "FOR" the above-listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED AGAINST THE PROPOSAL STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS.

________________________________________________________________________________


________________________________________________________________________________

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the special meeting of stockholders or at any adjournment thereof and after notification to the Legal and Commercial Administrator of Savoy Resources Corp. at the special meeting of stockholders of the stockholder's decision to terminate this proxy, then the power of said attorney and proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Legal and Commercial Administrator of Savoy Resources Corp. at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the special meeting of stockholders.

The undersigned acknowledges receipt from Savoy Resources Corp. prior to the execution of this Proxy of the Notice of Special Meeting and a Proxy Statement dated September 22, 2008.

Dated: ______________________                         _____ Check if You Plan
                                                      to Attend Special Meeting

_____________________________                         _________________________


PRINT NAME OF STOCKHOLDER                             PRINT NAME OF STOCKHOLDER


_____________________________                         _________________________

SIGNATURE OF STOCKHOLDER                              SIGNATURE OF STOCKHOLDER

                                                      Please sign exactly as
                                                      your name appears on
                                                      this proxy card. When
                                                      signing as attorney,
                                                      executor, administrator,
                                                      trustee or guardian,
                                                      please give your full
                                                      title.


________________________________________________________________________________


         Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.

________________________________________________________________________________



     As of September 30, 2008, the record date for the Special Meeting, 100,000,000 shares of common stock were outstanding and no shares of preferred stock were outstanding. Since we do not have any shares of common stock that we have repurchased, which are referred to as "treasury shares," the number of shares of common stock "outstanding" represents the number of shares of common stock that we have actually issued from the pool of authorized shares of common stock.